                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 20, 1997
           --------------------------------------------------------
             Date of Report (Date of earliest event reported)



                              Safety-Kleen Corp.
        --------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


         Wisconsin                     1-8513                    39-6090019
------------------------------       -----------             ------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


                One Brinckman Way, Elgin, Illinois  60123-7857
       -----------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                (847) 697-8460
                      -----------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.
         ------------

     On November 20, 1997, Safety-Kleen ("Safety-Kleen") signed an Agreement and Plan of Merger dated as of November 20, 1997 (the "Merger Agreement") by and among SK Parent Corp., SK Acquisition Corp., a wholly-owned subsidiary of SK Parent Corp., and the Company, providing for the merger of SK Acquisition Corp. with and into the Company. SK Parent Corp. is a newly-formed company owned equally by Philip Services Corp., Apollo Advisors, L.P. and Blackstone Management Associates III, L.P.

     The Merger Agreement provides that each share of Safety-Kleen common stock, par value $.10 per share, will receive $27.00 cash for that share. Upon completion of the merger, Safety-Kleen will be a wholly-owned subsidiary of SK Parent Corp.

     The merger is subject to certain conditions, including the approval of Safety-Kleen's shareholders at a special meeting to be held as soon as practicable, the expiration of antitrust regulatory waiting periods, the receipt of certain approvals under the Competition Act (Canada) and the funding of financing arrangements.

     The Merger Agreement includes provisions prohibiting Safety-Kleen from actively soliciting another purchaser, and provides for the payment of certain fees and the reimbursement of certain expenses to SK Parent Corp. in the event of a termination of the Merger Agreement under certain circumstances.

     In connection with the execution and delivery of the Merger Agreement and the transactions contemplated thereby, the Board of Directors of Safety-Kleen authorized the execution and delivery of a Second Amendment, dated as of November 20, 1997, to Safety-Kleen's Rights Agreement dated as of November 9, 1988, as amended, which is filed herewith as Exhibit 4.1.

     Safety-Kleen has issued a press release announcing the execution of the Merger Agreement, which is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     (c)  The following exhibits are filed with this report:

          2.1 Agreement and Plan of Merger dated as of November 20, 1997 between SK Parent Corp., SK Acquisition Corp. and Safety-Kleen Corp.

          4.1 Second Amendment dated as of November 20, 1997 between Safety-Kleen Corp. and The First National Bank of Chicago, as Rights Agent.

          99.1 Press Release dated November 20, 1997.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SAFETY-KLEEN CORP.


                                            /s/ DONALD W. BRINCKMAN
                                            ------------------------------------
                                            Donald W. Brinckman
Dated: November 20, 1997                    Chairman and Chief Executive Officer
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                            Description of Exhibits
                            -----------------------

Exhibit No.
-----------

    2.1 Agreement and Plan of Merger dated as of November 20, 1997 between SK Parent Corp., SK Acquisition Corp. and Safety-Kleen
               Corp.

    4.1        Second Amendment dated as of November 20, 1997 between
               Safety-Kleen Corp. and The First National Bank of Chicago, as
               Rights Agent.

    99.1       Press Release issued by Safety-Kleen Corp., dated November 20,
               1997.
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